Exhibit 10.11

SEVENTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT

     SEVENTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 20, 2004, among DHM HOLDING COMPANY, INC., a Delaware corporation (“Holdings”), DOLE HOLDING COMPANY, LLC, a Delaware limited liability company (“Intermediate Holdco”), DOLE FOOD COMPANY, INC., a Delaware corporation (the “U.S. Borrower”), SOLVEST LTD., a corporation organized under the laws of Bermuda (the “Bermuda Borrower” and, together with the U.S. Borrower, the “Borrowers” and, the Borrowers, together with Holdings and Intermediate Holdco, the “Credit Agreement Parties”), the Lenders from time to time party to the Credit Agreement referred to below, and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

     WHEREAS, Holdings, Intermediate Holdco, the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of March 28, 2003 (as amended, modified and/or supplemented from time to time to, but not including, the date hereof, the “Credit Agreement”);

     WHEREAS, the Credit Agreement Parties have requested certain amendments to the Credit Agreement, and a consent to certain provisions of the Credit Documents, in each case as more fully described below; and

     WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement, and the Lenders wish to grant a consent to certain provisions of the Credit Documents, in each case as herein provided;

     NOW, THEREFORE, it is agreed:

I. Amendments and Consent to Credit Agreement.

     1. Notwithstanding anything to the contrary contained in the Credit Agreement or in any other Credit Documents, the Lenders hereby (i) consent to the release of the security interests in that certain parcel of Real Property owned by Standard Fruit Company de Costa Rica, S.A. identified by “Property Registry Number 1-231140-000” and located in Distrito Merced, San Jose, Costa Rica (the “San Jose Property”), which security interests were granted in favor of Banco Cuscatlan, as trustee for the Collateral Agent and the other Secured Creditors, by means of a guaranty trust formed pursuant to a public deed executed on June 3rd, 2003 (the “Existing Guaranty Trust”) and (ii) authorize the Collateral Agent to execute such documents, agreements and/or instruments and take such other actions as may be necessary to effectuate such release; provided that, if the San Jose Property has a Fair Market Value of greater than

$5,000,000, then the San Jose Property will be subjected to a Lien in favor of the Collateral Agent for the benefit of the Secured Creditors pursuant to documentation in form and substance reasonably satisfactory to the Collateral Agent within 45 days (or such longer time as may be reasonably agreed to by the Collateral Agent) after the release of the San Jose Property from the Existing Guaranty Trust unless the Collateral Agent determines that the cost of creating an enforceable Lien over the San Jose Property in favor of the Collateral Agent is excessive in relation to the benefits to the Secured Creditors afforded thereby.

     2. Sections 2A.01(c) and 2B.01(c) of the Credit Agreement are each hereby amended by deleting the text “75%” appearing in clause (i)(y) of each of said Sections and inserting the text “80%” in lieu thereof.

     3. Section 8.01(d) of the Credit Agreement is hereby amended by deleting the word “three” appearing immediately after the text “each of the immediately succeeding” appearing in clause (ii) of said Section and inserting the word “two” in lieu thereof.

     4. Section 8.11(g) of the Credit Agreement is hereby amended by (i) deleting the text “(y)” appearing in the proviso to the second sentence of said Section and inserting the text “(z)” in lieu thereof, (ii) deleting the text “(x)” appearing in the proviso to the second sentence of said Section and inserting the text “(y)” in lieu thereof and (iii) inserting the text “(x) the Credit Documents required to be executed and delivered pursuant to Section 8.11(c) by such newly formed, created or acquired Subsidiary shall not be required to be so executed and delivered until 45 days after the formation, creation or acquisition of such Subsidiary,” immediately after the text “provided that” appearing in the second sentence of said Section.

     5. Section 9.03 of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing at the end of clause (xviii) of said Section, (ii) deleting the period appearing at the end of clause (xix) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (xx) immediately after clause (xix) of said Section:

     “(xx) Liens in favor of the Saba Minority Shareholders on the Equity Interests of Saba Trading AB acquired by Saba Trading Holding AB upon the exercise of any “put” right by the Saba Minority Shareholders pursuant to the Saba Share Option Agreement, to the extent securing any unsatisfied payment obligation of Saba Trading Holding AB owing to the Saba Minority Shareholders under the Saba Share Option Agreement.”.

     6. Section 9.04 of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing at the end of clause (xxii) of said Section, (ii) deleting the period appearing at the end of clause (xxiii) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (xxiv) immediately after clause (xxiii) of said Section:

     “(xxiv) to the extent that same constitutes Indebtedness, the payment obligation of Saba Trading Holding AB owing to the Saba Minority Shareholders pursuant to the terms of the Saba Share Option Agreement after the exercise by the Saba Minority Shareholders of any “put” right pursuant thereto and the transfer of title to the Equity

Interests of Saba Trading AB held by the Saba Minority Shareholders to Saba Trading Holding AB.”.

     7. Section 9.05 of the Credit Agreement is hereby amended by deleting clause (xiv) of said Section in its entirety and inserting the following new clause (xiv) in lieu thereof:

     “(xiv) Investments arising as a result of the exercise of any “put” right of minority shareholders, or “call” rights of Saba Trading Holding AB, pursuant to that certain Share Option Agreement, dated as of September 28, 1998, among Saba Trading Holding AB (as successor-in-interest to the Bermuda Borrower) and the Saba Minority Shareholders (as in effect on December 7, 2004 and giving effect to the Amendment and Waiver of the Saba Share Option Agreement to be made and entered into on December 30, 2004 by and between Saba Trading Holdings AB, the Saba Minority Shareholders and the Bermuda Borrower in the form provided to the Administrative Agent, the “Saba Share Option Agreement”);”.

     8. Section 9.06 of the Credit Agreement is hereby amended by deleting the text “consideration any shares of any class of the capital stock or other Equity Interests of Holdings or any other Subsidiary, as the case may be,” appearing in the preamble of said Section and inserting the text “a consideration any shares of any class of the capital stock or other Equity Interests of any direct or indirect parent of such Subsidiary” in lieu thereof.

     9. Section 9.17(a) of the Credit Agreement is hereby amended by (i) deleting the text “(y)” appearing in the second proviso to said Section and inserting the text “(z)” in lieu thereof, (ii) deleting the text “(x)” appearing in the second proviso to said Section and inserting the text “(y)” in lieu thereof and (iii) inserting the text “(x) the Credit Documents required to be executed and delivered pursuant to clauses (C), (D) and (E) by such newly formed, created or acquired Subsidiary shall not be required to be so executed and delivered until 45 days after the formation, creation or acquisition of such Subsidiary,” immediately after the second instance of the text “provided that” appearing in said Section.

     10. The definition of “Consolidated Debt” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “(v) the amount of any Indebtedness of Saba Trading Holding AB outstanding pursuant to Section 9.04(xxiv) of this Agreement shall not be included in any determination of “Consolidated Debt”, immediately after the text “provided that” appearing in said definition.

     11. Section 11 of the Credit Agreement is hereby further amended by inserting the following definition in said Section in appropriate alphabetical order:

     “Saba Minority Shareholders” shall mean Axel Johnson AB (as successor-in-interest to Axel Johnson Saba AB) and Kooperativa Förbundet (KF), Ekonomisk Förening (as successor-in-interest to Kooperative Detaljhandelsgruppen AB).

II. Miscellaneous Provisions.

     1. In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

     (a) no Default or Event of Default exists as of the Seventh Amendment Effective Date, immediately after giving effect thereto; and

     (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Seventh Amendment Effective Date immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Seventh Amendment Effective Date immediately after giving effect thereto (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

     4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This Amendment shall become effective on the date (the “Seventh Amendment Effective Date”) when each Credit Agreement Party and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counter parts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number: 212-354-8113 / e-mail address: myip@whitecase.com).

     6. From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Seventh Amendment Effective Date.

* * *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

DHM HOLDING COMPANY, INC.

By:

Name:
Title:

DOLE HOLDING COMPANY, LLC

By:

Name:
Title:

DOLE FOOD COMPANY, INC.

By:

Name:
Title:

SOLVEST, LTD.

By:

Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, Individually, and as Administrative Agent

By:

Name:
Title:

By:

Name:
Title:

SIGNATURE PAGE TO THE SEVENTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 20, 2004, AMONG DHM HOLDING COMPANY, INC., DOLE HOLDING COMPANY, LLC, DOLE FOOD COMPANY, INC., SOLVEST LTD., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

By:

Name:
Title: